FILE NO. 811-21232


    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 31, 2003

                         U.S. SECURITIES AND EXCHANGE
                                  COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM N-2


      (X) REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                     FORTRESS PINNACLE INVESTMENT FUND LLC
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1251 AVENUE OF THE AMERICAS
                                  16TH FLOOR
                           NEW YORK, NEW YORK 10020
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    (NUMBER, STREET, CITY, STATE, ZIP CODE)

                                (212) 798-6100
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                         THE CORPORATION TRUST COMPANY
                              1209 ORANGE STREET
                          WILMINGTON, DELAWARE 19801
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                  COPIES TO:
                           MICHAEL K. HOFFMAN, ESQ.
                   SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
                               FOUR TIMES SQUARE
                           NEW YORK, NEW YORK 10036

                                   FORM N-2
                             CROSS REFERENCE SHEET
                          as required by Rule 495(a)

Part A
Item No.       Caption                                                      Prospectus Caption

     1.        Outside Front Cover........................................  Not Applicable
     2.        Cover Pages; Other Offering Information....................  Not Applicable
     3.        Fee Table and Synopsis.....................................  Fee Table and Synopsis
     4.        Financial Highlights.......................................  Not Applicable
     5.        Plan of Distribution.......................................  Not Applicable
     6.        Selling Shareholders.......................................  Not Applicable
     7.        Use of Proceeds............................................  Not Applicable
     8.        General Description of the Registrant......................  General Description of the
                                                                            Registrant; General; Investment
                                                                            Objectives and Policies; Risk
                                                                            Factors; Other Policies
     9.        Management.................................................  Management; General
    10.        Capital Stock, Long-Term Debt, and Other Securities........  Capital Stock, Long Term Debt,
                                                                            and Other Securities; Capital
                                                                            Stock; Long-Term Debt; General;
                                                                            Taxes; Outstanding Securities;
                                                                            Securities Ratings
    11.        Defaults and Arrears on Senior Securities..................  Not Applicable
    12.        Legal Proceedings..........................................  Not Applicable
    13.        Table of Contents of Statement of Additional
               Information................................................  Not Applicable

Part B                                                                      Statement of Additional
Item No.                                                                    Information

    14.        Cover Page.................................................  Not Applicable
    15.        Table of Contents..........................................  Not Applicable
    16.        General Information and History............................  General Description of the
                                                                            Registrant
    17.        Investment Objective and Policies..........................  Investment Objective and Policies;
                                                                            Investment Restrictions
    18.        Management.................................................  Management
    19.        Control Persons and Principal Holders of Securities........  Control Persons and Principal
                                                                            Holders of Securities
    20.        Investment Advisory and Other Services.....................  Investment Advisory and Other
                                                                            Services
    21.        Brokerage Allocation and Other Practices...................  Brokerage Allocation and Other
                                                                            Practices
    22.        Tax Status.................................................  Tax Status
    23.        Financial Statements.......................................  Financial Statements

Part C
Item No.

Information required to be included in Part C is set forth, under the appropriate item so numbered, in Part C of this registration statement.

                                    PART A

ITEM 1.   OUTSIDE FRONT COVER

          Not Applicable.


ITEM 2.   COVER PAGES; OTHER OFFERING INFORMATION

          Not Applicable.


ITEM 3.   FEE TABLE AND SYNOPSIS

          3.1      Expense Information:

          Annual Expenses (as a percentage of net assets attributable to the Shares)

              Advisory Fees*                                    1.50%
              Interest Payment on Borrowed Funds                0.05%
              Other Expenses**                                  0.15%
              ---------------------------------------------------------
              Total Annual Expenses                             1.70%

                                             1 Year  3 Years  5 Years  10 Years

You would pay the following expenses on a
$1,000 investment, assuming a 5% annual
return:                                       $2.33   $7.33    $12.85   $29.24

The purpose of the preceding table is to assist the investor in understanding the various costs and expenses that an investor in Fortress Pinnacle Investment Fund LLC (the "Fund") will bear directly or indirectly and do not include expenses of other affiliates that are not investment companies.

* The Advisor is entitled to a special allocation out of the Fund's net profits equal to a cumulative return of 1.50% per annum of capital invested in the Fund.

** Other Expenses are based on estimated amounts for the current fiscal year. The example above should not be considered a representation of future expenses, which may be higher or lower.

         3.2      Not Applicable.

         3.3      Not Applicable.


ITEM 4.  FINANCIAL HIGHLIGHTS

         Not Applicable.

ITEM 5.  PLAN OF DISTRIBUTION

         Not Applicable.


ITEM 6.  SELLING SHAREHOLDERS

         Not Applicable.


ITEM 7.  USE OF PROCEEDS

         Not Applicable.


ITEM 8.  GENERAL DESCRIPTION OF THE REGISTRANT

         8.1 General. The Fund was formed as a limited liability company under the laws of the State of Delaware on July 24, 2002, and is a non-diversified, closed-end management investment company. The Fund is authorized to issue up to $100,000,000 in common limited liability company interests in the Fund designated as "Shares" and up to $120,000 in preferred limited liability company interests in the Fund known as "Preferred Interests."

         The Fund has called $25,500,000 (100%) of all the capital committed by the holders of the Shares on the closing of the Fund to make investments in accordance with its investment objectives and policies and to fund its expenses.

         Unless terminated earlier, the Fund shall terminate on the earlier to occur of (1) the first anniversary of the termination of Fortress Pinnacle Acquisition LLC ("FPA") (other than by merger or other combination of Pinnacle Holdings Inc. ("Pinnacle Holdings") with or into FPA or any of its affiliates, or (2) approval of 75% of the holders of the then outstanding Shares and 75% of the holders of the then outstanding Preferred Interests.

         8.2 Investment Objectives and Policies. The investment objective of the Fund is to seek capital appreciation and income by (i) acquiring, owning, holding and selling or otherwise transferring limited liability company interests in FPA; (ii) making short-term investments; and (iii) engaging in all activities and transactions as the board of managers of the Fund (the "Board of Managers") may deem reasonably necessary, advisable or incidental in connection therewith. No assurance can be given that the Fund will achieve its investment objectives.

         Pinnacle Holdings Inc. ("Pinnacle Holdings"), headquartered in Sarasota, FL, is a leading provider of wireless communications sites in North America and is focused exclusively on renting space to providers of wireless communications services such as personal communication services, cellular, paging, specialized mobile radio, enhanced specialized mobile radio, wireless data transmission, and radio and television broadcasting. As of December 31, 2002, the Company had 3,200 revenue-producing communications sites, comprised of 2,209 owned sites, 299 managed sites and 692 leased sites.

         FPA is a limited liability company formed for the purpose of (i) acquiring, purchasing, owning, holding and disposing of (directly or indirectly through one or more wholly-owned subsidiaries) equity securities and notes convertible into equity securities of Pinnacle

Holdings Inc., and (ii) forming one or more wholly-owned subsidiaries for the purpose of investing or merging with Pinnacle Holdings Inc.

         The Fund's investment objective and the following investment restrictions are fundamental and cannot be changed without the approval of a majority of the members of the Board of Managers (each, a "Manager," and together, the "Managers") and the approval of the holders of the Shares and the Preferred Interests who in the aggregate own more than 50% of the outstanding Shares and Preferred Interests entitled to vote on a matter ("Majority in Interest of Members"). If a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from policy. The Fund may not:

         (1) borrow money or issue senior securities except in compliance with the investment Company Act of 1940, as amended (the "1940 Act");

         (2) make loans of money or property to any person, except as may be consistent with the Fund's investment objectives and policies;

         (3) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own Shares, Preferred Interests or securities of its subsidiaries the Fund may be deemed to be an underwriter;

         (4) purchase real estate or interests therein to the extent that as a result of such investments the Fund would not be (a) an investment company by virtue of Section 3(c)(5)(C) of the 1940 Act or (b) a regulated investment company under the Code;

         (5) purchase or sell commodities or commodity contracts for any purposes except as, and to the extent, permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commissions as a commodity pool; or

         (6) invest in excess of 25% of its capital in assets in any industry other than the real estate and real estate financial products industry, including mortgage loans and other Real Estate-Related Assets (as defined below), except that the Fund may invest without limit in securities backed by the credit the United States of America or agencies or instrumentalities thereof.

         Real Estate-Related Assets shall include (i) mortgage loans and non-mortgage receivables; (ii) securities secured by or evidencing interests in assets described in clause (i); (iii) fee or leasehold interests in real properties, whether improved or unimproved, whether commercial, residential or multifamily; (iv) debt interests (whether secured or unsecured, recourse or non-recourse, senior or subordinated, convertible or otherwise), equity interests (whether preferred or common) and derivative interests in entities (whether in the form of partnerships, limited liability companies, trusts, corporations or otherwise) the assets of which consist primarily of assets described in clauses (i), (ii) or (iii) hereof, or in entities that otherwise have substantial assets of the type described in clauses (i), (ii) or (iii) hereof or in entities that provide services to or management in connection with any other asset included in this paragraph; (v) options, including without limitation, rights of first refusal, rights of first offer, and puts or calls with respect to in any of the foregoing; and (f) hedging the investment risks relating to any of the foregoing.

         The Fund is committed to maintaining the privacy of shareholders and to safeguarding its nonpublic personal information. Generally, the Fund does not receive any nonpublic personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Fund. The Fund does not disclose any nonpublic personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator) or as agreed to by such shareholders. Unless otherwise agreed by the shareholders, the Fund restricts access to nonpublic personal information about the shareholders to Fortress employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the nonpublic personal information of its shareholders.

         8.3 Risk Factors.

         General. Investment in the Fund may involve certain risk factors and special considerations, including those arising from the Fund's investment securities, policies and practices and from the Fund's investment strategy.

         Non-Diversified Status. As a result of concentrating its investments indirectly in securities of Pinnacle Holdings, the Fund will be a non-diversified investment company and, therefore, much more susceptible than a more widely diversified fund to any single economic, political or regulatory occurrence. In particular, declines in real estate values, adverse local and basic economic conditions, and poor performance by Pinnacle Holdings may affect the value of the Fund's holdings as well as the ability of the Fund to conduct its operations.

         General Real Estate Risks. Real property investments are subject to varying degrees of risk. Real estate values are affected by a number of factors, including changes in the general economic climate, local conditions (such as an oversupply of space or a reduction in demand for space), the quality and philosophy of management, competition based on rental rates, attractiveness and location of the properties, financial condition of tenants, buyers and sellers of properties, quality of maintenance, insurance and management services and changes in operating costs. Real estate values are also affected by such factors as government regulations (including those governing usage, improvements, zoning and taxes), interest rate levels, the availability of financing and potential liability under changing environmental and other laws.

         Additionally, all real estate and real estate-related investments are subject to the risk that a general downturn in the national or local economy within the United States will depress real estate prices. The Fund may be unsuccessful in structuring its investments to minimize any detrimental impact that a recession may have on its investments and as a result the Fund may suffer significant losses.

         Risks of Investment in Pinnacle Holdings. Pinnacle Holdings has certain customers that account for a significant portion of its revenue. The loss of one or more of its major customers, or a reduction in their utilization of Pinnacle Holding's communications site rental space due to their insolvency or inability or unwillingness to pay, could have a material adverse effect on the business, results of operations and financial condition of Pinnacle Holdings and, indirectly, the Fund.

         Substantially all of Pinnacle Holding's revenue is derived from leases of communications site space. Most of these leases are with wireless communications providers, with approximately 37% being with companies in the paging and wireless data industries. Accordingly, future growth of Pinnacle Holdings depends, to a considerable extent, upon the continued growth and increased availability of cellular, PCS and other wireless communications services. The paging and wireless data industry in general is currently experiencing financial difficulties. If paging and wireless data customers continue to experience financial difficulties this could have a material adverse effect on the business, results of operations and financial condition of Pinnacle Holdings and, indirectly, the Fund.

         There can be no assurance that the wireless communications industry will not experience severe and prolonged downturns in the future or that the wireless communications industry will expand. The demand for rental space on communications sites is dependent on a number of factors that are, to a large extent, beyond Pinnacle Holding's control, including the following:

         - demand for wireless services;

         - financial condition and access to capital of wireless communications providers;

         - strategy of wireless communications providers with respect to owning or leasing communications sites;

         - government licensing of broadcast rights;

         - changes in telecommunications regulations; and

         - general economic conditions.

         The demand for space on Pinnacle Holding's communications sites is primarily dependent on the demand for wireless communications services. A slowdown in the growth of the wireless communications industry in the United States would depress network expansion activities and reduce the demand for the Pinnacle Holding's communications sites. In addition, a downturn in a particular wireless segment as a result of technological competition or other factors beyond Pinnacle Holding's control could adversely affect the demand for rental communications sites. Advances in technology could also reduce the need for site-based transmission and reception. In addition, wireless service providers often enter into "roaming" and "resale" arrangements that permit providers to serve customers in areas where they do not have facilities. In most cases, these arrangements are intended to permit a provider's customers to obtain service in areas outside the provider's license area or, in the case of resale arrangements, to permit a provider that does not have any licenses to enter the wireless marketplace. The occurrence of any of these factors could have a material adverse effect on Pinnacle Holding's business, financial condition or results of operations, which could have a material adverse effect on the Fund.

         Most types of wireless services currently require ground-based network facilities, including communications sites, for transmission and reception. The extent to which wireless service providers lease such communications sites depends on a number of factors beyond Pinnacle Holding's control, including the level of demand for such wireless services, the financial condition and access to capital of such providers, the strategy of providers with respect to owning or leasing communications sites, government licensing of communications services, changes in telecommunications regulations and general economic conditions. In addition, wireless service providers frequently enter into agreements with competitors allowing each other to utilize one another's wireless communications facilities to accommodate customers who are out of range of their home provider's services. Wireless service providers may view such agreements as a superior alternative to leasing space for their own antenna on Pinnacle Holding's communications sites. The proliferation of such agreements could have a material adverse effect on Pinnacle Holding's business, financial condition or results of operations, which could have a material adverse effect on the Fund.

         The emergence of new technologies that do not require terrestrial antenna sites and can be substituted for those that do also could have a negative impact on Pinnacle Holding's operations. In addition, the FCC has issued licenses for several low-earth orbiting satellite systems that are intended to provide solely data services. Although such systems are currently highly capital-intensive and technologically untested, mobile satellite systems could compete with land-based wireless communications systems, thereby reducing the demand for the infrastructure services Pinnacle provides. The occurrence of any of these factors could have a material adverse effect on Pinnacle Holding's business, financial condition or results of operations, which could have a material adverse effect on the Fund.

         Liquidity and Valuation. The Fund's investments are subject to legal or other restrictions on transfer and are such that no liquid market presently exists. In addition, illiquid securities, such as the Fund's investments, may be difficult, or require a substantial period of time to sell and may be salable only at a discount from comparable, more liquid investments. Illiquid securities may also be more difficult to value.

         Bankruptcy Considerations. Investments made in assets operating in restructuring situations or under Chapter 11 of the Bankruptcy Code could be subordinated or disallowed, and, if the Fund inappropriately exercises control over the management and policies of the debtors, the Fund could become liable to third parties in such circumstances. Furthermore, distributions made to the Fund in respect of such investments, and distributions by the Fund to the holders, could be required to be repaid to the creditors of such investment if such distributions are found to be a fraudulent conveyance or preferential payment.

         Potential Environmental Liability. Under various foreign and United States Federal, state and local laws, ordinances and regulations, an owner of real property may be liable for the costs of removal or remediation of certain hazardous or toxic substances on or in such property. Such laws often impose such liability without regard to whether the owner knew of, or was responsible for, the presence of such hazardous or toxic substances. The cost of any required remediation and the owner's liability therefor as to any property is generally not limited under such enactments and could exceed the value of the property and/or the aggregate assets of the owner. The presence of such substances, or the failure to properly remediate contamination from such substances, may adversely affect the Fund's ability to sell real estate it acquires, whether as an equity investment or through foreclosure on a loan investment, or to borrow using such property as collateral.

         Restrictions on Transfer and Withdrawal. Interests in the Fund will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any other securities laws and may not be offered, sold or transferred, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and applicable state securities laws. There is no market for the interests in the Fund and none is expected to develop. Therefore, each prospective investor must consider its investment in Fund interests to be illiquid. Moreover, interests in the Fund may be transferred only with the prior written consent of the Fund.

         Key Personnel of the Advisor. The Fund's success may depend significantly on the skill and acumen of key employees at the Advisor or its affiliates. If Wesley Edens or any other key employee should cease to participate in the Fund's business, the Fund might be adversely affected.

         Preferred Interests. The Fund is authorized to issue up to $120,000 in Preferred Interests. The Preferred Interests will pay cumulative dividends when, as and if declared by the Board of Managers at the rate of 10% per year, will have a liquidation preference equal to $500 per Preferred Interest plus accumulated and unpaid dividends, will be redeemable at the option of the Fund in whole or in part at any time from the date of issuance at a value equal to the liquidation preference calculated as of the date of redemption and will have certain others rights as required by the 1940 Act. No dividends may be paid on the Preferred Interests if after giving effect to the payment of such dividend, the Fund would not be able to pay its debts as such debts become due in the ordinary course of business or the Fund's total assets would be less than the sum of its total liabilities. Furthermore, the Board of Managers may not declare any dividend or make any distribution upon the Shares unless the Preferred Interests have, at the time of such dividend or distribution, an asset coverage of at least 200% after deducting the amount of such dividend or distribution. Assuming that the foregoing conditions have been met, the Fund must experience an annual return of .05% in order to cover such dividend payments.


-------------------------------------------------------------------------------------------------------------
Assumed Return on
Portfolio (Net of
Expenses)                      -10%              -5%               0%               5%             10%
-------------------------------------------------------------------------------------------------------------
Corresponding Return to
Holder of Shares*
                              -10.09%           -5.07%            -.05%           4.98%           10.00%
-------------------------------------------------------------------------------------------------------------


         * The amounts shown assume a cumulative dividend on the Preferred Interests of 10% per year. Percentages have been rounded to the nearest one hundredth of one percent.

         The foregoing table is to assist investors in understanding the effects of leverage with respect to the Preferred Securities and assumes that dividends have been declared in accordance with the foregoing conditions. The figures appearing in the table are hypothetical. Actual returns may be greater or less than those appearing in the table.

         8.4 Other Policies. Consistent with its investment objective, the Fund may also invest in (a) United States government and agency obligations with maturities of not more than one year and one day from the date of acquisition,
(b) commercial paper with maturities of not more than six months and one day from the date of acquisition and having a rating assigned to such commercial paper by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Service, Inc. ("Moody's") (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized statistical rating organization in the United States of America) equal to one of the two highest commercial paper ratings assigned by such organization, it being understood that as of the date hereof such ratings by S&P are "P1" and "P2" and such ratings by Moody's are "Al" and "A2," and (c) interest bearing deposits in dollars in United States banks with an unrestricted surplus of at least two hundred fifty million dollars ($250,000,000), maturing within one year.

         8.5 Not Applicable.

         8.6 Not Applicable.

ITEM 9.  MANAGEMENT

         9.1 General.

         (a) Board of Managers. The Board of Managers sets broad policies for the Fund and its officers. The Advisor manages the day-to-day operations of the Fund subject to the oversight of the Board of Managers and supplies officers to the Fund for this purpose. Except as expressly provided by the Agreement, the Managers owe to the Fund and the holders of the Shares and the Preferred Interests the same fiduciary duties as owed by directors of corporations and their shareholders under the Delaware General Corporations Law. The Board of Managers shall consist at all times of no fewer than one (1) Manager (or such other number of Managers as shall be fixed from time to time by a written instrument signed by a majority of the Managers); provided, however, that if the number of Managers is one (1), such Manager shall not be an "interested person" of the Fund as defined in Section 2(a)(19) of the 1940 Act, and provided further, that if the number of Managers is greater than one
(1), it shall not be less than three (3), of whom at least 50% are not "interested persons" of the Fund as defined in Section 2(a)(19) of the 1940 Act.

         (b) Investment Advisor. The Advisor, FIG Advisors LLC, maintains its office at 1251 Avenue of the Americas, 16th Floor, New York, New York 10020. The Advisor is a registered investment advisor formed in August 1999. The Advisor is owned by Fortress Investment Group LLC ("FIG"), a Delaware limited liability company which, through itself and other affiliates, provides investment advice to real estate investment trusts and other related accounts.

         Pursuant to the Agreement, the Fund has retained the Advisor to manage the investment of its assets, to provide such investment research, advice and supervision, in conformity with its investment objective and policies, as may be necessary for the operations of the Fund.

         As compensation for its services to the fund, Section 7.3 of the Agreement provides that the net profits of the Fund for each fiscal year be allocated first to the Advisor in an amount equal to a cumulative return of 1.5% per annum on all capital contributions; provided, however, that in no event shall the payments to the Advisor exceed 1.5% of the capital contributions made on or before the first anniversary of October 10, 2002; and provided further that for any period in which the Advisor does not serve as investment advisor pursuant to an investment advisory arrangement that has been approved according to the applicable provisions of the 1940 Act, the Advisor shall receive an annual allocation based on a percentage equal to the days the Advisor served as investment advisor pursuant to a duly approved investment advisory arrangement divided by 365 days.

         The Advisor is an affiliate of Fortress Investment Group LLC (collectively, "Fortress"), a global alternative investment and asset management firm based in New York. Fortress was founded in 1998 by a group of senior professionals led by Wesley R. Edens, who have worked together in various capacities over the last 14 years. Today, the other principals of

Fortress include Peter Briger, Robert Kauffman, Randal Nardone, Michael Novogratz and Erik Nygaard. Fortress currently manages over $3 billion in equity capital in three alternative investment businesses: private equity, real estate securities and hedge funds. Fortress is headquartered in New York, with offices in London and Rome and employs approximately 100 people worldwide.

         Fortress's principals have over 80 years of collective real estate, capital markets and structured finance experience. In the past six years alone, the principals have directed the acquisition and management of approximately $20 billion of financial and real estate-related assets and companies in North America and Europe.

         (c) Portfolio Management.

         The Fund's assets are managed by a committee consisting of, among others, the following persons (such persons being primarily responsible for the day-to-day management of the Fund's portfolio):

         WESLEY R. EDENS has been the Chief Executive Officer of FIG since co-founding the firm in 1998. Mr. Edens is responsible for all investment decisions at the firm, as well as the firm's strategic direction. Mr. Edens in also responsible for the day-to-day operations and management of FIG's private equity funds. Mr. Edens is also a Director of other FIG investment affiliates. Prior to forming FIG, Mr. Edens was the head of the Global Principal Finance ("GPF") group at Union Bank of Switzerland ("UBS"), as well as a Managing Director of UBS from May 1997 to May 1998. Mr. Edens received a B.S. degree in Finance from Oregon State University.

         ROBERT I. KAUFFMAN has been the President of FIG since co-founding the firm in 1998. Mr. Kauffman oversees FIG's European investment operations. Mr. Kauffman is also the Chief Executive Officer of Italfondiario, the loan servicing business owned by FIG. Mr. Kauffman is currently a Director of REG Real Estate Group, and is also a Director of other FIG investment affiliates. Prior to joining FIG, Mr. Kauffman was a Managing Director of UBS from May 1997 to May 1998. Mr. Kauffman received a B.S. in Business Administration from Northeastern University.

         RANDAL A. NARDONE has been the Chief Operating Officer and Secretary of FIG since co-founding the firm in 1998. Mr. Nardone oversees FIG's structured finance and legal matters, and is a Director of other FIG investment affiliates. Prior to joining FIG, Mr. Nardone was a Managing Director of UBS from May 1997 to May 1998. Mr. Nardone received a B.A. degree in English and Biology from the University of Connecticut and a J.D. degree from the Boston University School of Law.

         ERIK P. NYGAARD is the Chief Information Officer and Treasurer of FIG. Mr. Nygaard co-founder FIG with Messrs. Edens, Kauffman and Nardone. Previously, Mr. Nygaard was the head of the financial engineering department of GPF, as well as a Managing Director of UBS. Prior to joining GPF in 1997, Mr. Nygaard was a principal of BlackRock Financial Management, Inc., and a Managing Director of Blackrock Asset Investors, a real estate investment fund with approximately $560 million in capital. Mr. Nygaard received a B.S. degree in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology.

         JEFFREY R. ROSENTHAL is the Chief Financial Officer and Treasurer of FIG. He joined FIG in June 2002. He was previously the Executive Vice President and Chief Operating Officer of Starwood Capital Group from April 1997 to June 2002. In addition, he was a member of Starwood's Executive and Investment Committees. Mr. Rosenthal is also a Director of Baird & Warner, Inc. Mr. Rosenthal received a B.S. in Accounting from The University of Illinois in Chicago and is a Certified Public Accountant.

         (d) Not Applicable.

         (e) Custodian. JPMorgan Chase Bank of New York, with a place of business at 270 Park Avenue, New York, NY 10018, serves as Custodian for the Fund, and in such capacity, maintains certain financial and accounting books and records pursuant to an agreement with the Fund.

         (f) Expenses. The Agreement provides, among other things, that the Advisor will bear all costs and expenses of its directors, officers and employees, any overhead incurred in connection with its duties under the Agreement, the cost of any compensation of any officers or Managers of the Fund who are partners, directors, officers or employees of the Advisor and all other costs and expenses of the Fund that are not expressly stated to be borne by the Fund.

         The Agreement provides that the Fund will pay all ordinary operating expenses of the Fund including, but not limited to, fees and expenses of the Board of Managers; fees of the Advisor; expenses of registering the Shares and Preferred Interests for sale under state securities laws and other expenses in connection with the offering of the Shares and the Preferred Interests; interest; taxes; fees and expenses of the Fund's legal counsel and independent accountants; fees and expenses of the Fund's administrator, transfer agent and custodian; expenses of printing and mailing Share and Preferred Interest certificates (if any), reports to holders of Shares and Preferred Interests, notices to holders of Shares and Preferred Interests, proxy statements; reports to regulatory bodies; brokerage and other expenses in connection with the execution, recording and settlement of portfolio security transactions; expenses in connection with the acquisition and disposition of portfolio securities or the registration of privately issued portfolio securities; costs of third party evaluations or appraisals of the Fund (or its assets) or its investments; expenses of membership in investment company and other trade associations; expenses of fidelity bonding and other insurance premiums; expenses of meetings of the holders of the Shares and Preferred Interests; indemnification costs and expenses; and all of the Fund's other business and operating expenses. In addition, the Fund will bear all organizational and syndication expenses.

         (g) Not applicable.

         9.2 Not applicable.

         9.3 Control Persons.

         As of March 1, 2003, the following persons controlled the Fund:

         Weyerhaeuser Company Master Retirement Trust   39.2% of the Shares; and

         Howard Hughes Medical Institute                41.2% of the Shares.

         The investment advisor to each of the entities listed above in this
Item 9.3 is Morgan Stanley Investments LP. As a result of acting as investment advisor for these entities, Morgan Stanley Investments LP may be considered a control person for purposes of this Item 9.3.

ITEM 10. CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

         10.1 Capital Stock. The Fund is authorized to issue up to $100,000,000 in common limited liability company interests in the Fund known as Shares. The Shares have no preemptive, conversion, appraisal, exchange or redemption rights. Holders of Shares are entitled to one vote per Share on all matters subject to Shareholder approval.

         The Fund is authorized to issue up to $120,000 in Preferred Interests. The Preferred Interests will pay cumulative dividends when, as and if declared by the Board of Managers at the rate of 10% per year, will have a liquidation preference equal to $500 per Preferred Interest plus accumulated and unpaid dividends, will be redeemable at the option of the Fund in whole or in part at any time from the date of issuance at a value equal to the liquidation preference calculated as of the date of redemption and will have certain others rights as required by the 1940 Act. No dividends may be paid on the Preferred Interests if after giving effect to the payment of such dividend, the Fund would not be able to pay its debts as such debts become due in the ordinary course of business or the Fund's total assets would be less than the sum of its total liabilities. Furthermore, the Board of Managers may not declare any dividend or make any distribution upon the Shares unless the Preferred Interests have, at the time of such dividend or distribution, an asset coverage of at least 200% after deducting the amount of such dividend or distribution. Holders of the Preferred Interests shall have the right to elect two Managers of the Fund at all times and to elect a majority of Managers if at any time dividends on the Preferred Interests are unpaid in an amount equal to two full years' dividends and to be so represented until all dividends in arrears have been paid or otherwise provided for, and shall have such other voting rights as set forth in the Agreement or as required by the 1940 Act.

         When issued against payment therefor, the Shares and the Preferred Interests will be fully paid and non-assessable. No person has any liability for obligations of the Fund by reason of owning Shares or Preferred Interests, although each person that subscribes for Shares or Preferred Interests is liable for the full amount of such subscription.

         10.2 Not Applicable.

         10.3 Not Applicable.

         10.4 Taxes. The Fund will elect to be treated as a partnership for U.S. Federal income tax purposes. Accordingly, the Fund itself will not be subject to Federal income tax, and each holder in computing its Federal income tax liability will take into account its share of the Fund's income, gain, loss, deductions and credits, regardless of whether such holder receives any distribution from the Fund.

         10.5 Outstanding Securities.


                                                                      Amount
                                                                    Outstanding
                                                Amount Held        Exclusive of
                                                    By             Amount Shown
                               Amount          Registrant or      Under Previous
      Title of Class        Authorized        for its Account         Column
---------------------   ------------------    ---------------     --------------
Shares                  up to $100,000,000        None             $25,500,000
Preferred Interests     up to $120,000            None             $    50,500


         10.6 Not Applicable.

ITEM 11. DEFAULTS AND ARREARS ON SENIOR SECURITIES

         11.1 Not Applicable.

         11.2 Not Applicable.

ITEM 12. LEGAL PROCEEDINGS

         Not Applicable.

ITEM 13. TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

         Not Applicable.


                                    PART B

ITEM 14. COVER PAGE

         Not Applicable.

ITEM 15. TABLE OF CONTENTS

         Not Applicable.

ITEM 16. GENERAL INFORMATION AND HISTORY

         The Fund has a limited operating history. See Item 8 - General Description of the Registrant, for general information.

ITEM 17. INVESTMENT OBJECTIVE AND POLICIES

         Additional information regarding the Fund's permitted investment securities is set forth below. See Item 8 - General Description of the Registrant, for additional information.

         The Fund may borrow money or otherwise incur indebtedness for temporary or emergency purposes in an amount up to $500,000. The Fund may not borrow for investment purposes.

         The Fund may invest in United States government and agency obligations with maturities of not more than one (1) year and one (1) day from the date of acquisition, commercial paper with maturities of not more than six
(6) months and one (1) day from the date of acquisition and having a rating assigned to such commercial paper by Standard & Poor's Ratings Services, a Division of the McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Service, Inc. ("Moody's") (or, if neither such organization shall rate such commercial paper at such time, by any nationally recognized statistical rating organization in the United States of America) equal to one of the two highest commercial paper ratings assigned by such organization, it being understood that as of the date hereof such ratings by S&P are "P1" and "P2" and such ratings by Moody's are "Al" and "A2," and interest bearing deposits in dollars in United States banks with an unrestricted surplus of at least two hundred fifty million dollars ($250,000,000), maturing within one (1) year.

ITEM 18. MANAGEMENT

         18.1 The following individuals are the officers and Managers of the Fund. A brief statement of their present positions and principal occupations during the past five years is also provided.


                                                                                        Number of
                                                                                        Portfolios in
                                                                                        Fund Complex
                                          Term of                                       Overseen by       Other
                           Positions(s)   Office and                                    Manager           Directorships
Name, Age and Business     Held With      Length of    Principal Occupation(s)          (including the    Held by
Address                    Registrant     Time Served  During Past Five Years           Fund)             Manager
----------------------     ------------   -----------  -----------------------------    --------------    -------------

Wesley R. Edens (41)       Chief          October 8,   Chief Executive Officer of the   Not Applicable    Not
Fortress Pinnacle          Executive      2002 to      Advisor and FIG; Chairman and                      Applicable
  Investment Fund LLC      Officer        Present      Chief Executive Officer of
1251 Avenue of the                                     Newcastle Investment Holdings
Americas, 16th Floor                                   Corp. ("NIHC") and Newcastle
New York, NY  10020                                    Investment Corp. ("NIC") and
                                                       Chairman, Chief Executive
                                                       Officer and President of
                                                       Capstead Mortgage Corporation;
                                                       formerly Head of Global
                                                       Principal Finance and Managing
                                                       Director at Union Bank of
                                                       Switzerland ("UBS").

Robert H. Gidel (51)       Manager        October 8,   Managing Partner, Liberty        Three:            Brazos
Fortress Pinnacle                         2002 to      Partners, LP and Liberty         Fortress          Partners;
  Investment Fund LLC                     Present      Realty Partners LP; Chief        Registered        Pinnacle
1251 Avenue of the                                     Operating Officer and Board      Investment        Holdings Inc.
Americas, 16th Floor                                   Member, Brazos Fund; President   Trust and
New York, NY 10020                                     and Board Member, Brazos         Fortress
                                                       Partners; Board Member,          Investment
                                                       Pinnacle Holdings Inc.;          Trust II
                                                       Investment Committee, Lone
                                                       Star Opportunity Fund I and
                                                       Lone Star Opportunity Fund II;
                                                       Board of Directors, American
                                                       Industrial Properties and
                                                       Developers Diversified Realty
                                                       Corp.; formerly Chief
                                                       Executive Officer and Board
                                                       Member, Meridan Point 8;
                                                       President, Chief Operating
                                                       Officer and Board Member,
                                                       Paragon Group.

Robert I. Kauffman (39)    President      October 8,   President, Advisor and FIG;      Not Applicable    Not
Fortress Pinnacle                         2002 to      Chief Executive Officer,                           Applicable
  Investment Fund LLC                     Present      Italfondiario, Director, REG
1251 Avenue of the                                     Real Estate Group; formerly,
Americas, 16th Floor                                   Managing Director, UBS.
New York, NY 10020


                                      13

                                                                                        Number of
                                                                                        Portfolios in
                                                                                        Fund Complex
                                          Term of                                       Overseen by       Other
                           Positions(s)   Office and                                    Manager           Directorships
Name, Age and Business     Held With      Length of    Principal Occupation(s)          (including the    Held by
Address                    Registrant     Time Served  During Past Five Years           Fund)             Manager
----------------------     ------------   -----------  -----------------------------    --------------    -------------


Randal A. Nardone (47)     Vice           October 8,   Vice President, Chief            Not Applicable    Not
Fortress Pinnacle          President,     2002 to      Operating Officer and                              Applicable
  Investment Fund LLC      Chief          Present      Secretary, Advisor and FIG;
1251 Avenue of the         Operating                   Secretary, NIHC, NIC;
Americas, 16th Floor       Officer and                 formerly, Managing Director,
New York, NY 10020         Secretary                   UBS.

Jeffrey R. Rosenthal (52)  Chief          October 8,   Chief Financial Officer and      Not Applicable    Not
Fortress Pinnacle          Financial      2002 to      Treasurer, Advisor and FIG;                        Applicable
  Investment Fund LLC      Officer and    Present      Director, Baird & Warner,
1251 Avenue of the         Treasurer                   Inc.; formerly, Executive Vice
Americas, 16th Floor                                   President and Chief Operating
New York, NY 10020                                     Officer of Starwood Capital
                                                       Group.
Erik P. Nygaard (43)       Vice           October 8,   Vice President and Chief         Not Applicable    Not
Fortress Pinnacle          President      2002 to      Information Officer, Advisor                       Applicable
  Investment Fund LLC      and Chief      Present      and FIG; formerly, Managing
1251 Avenue of the         Information                 Director, UBS
Americas, 16th Floor       Officer
New York, NY  10020


         Each Manager (other than any Manager who is an "affiliated person" of the Fund) shall receive the following amounts for serving as a Manager: (i) $15,000 per year, (ii) $1,000 per physical meeting, and (iii) $125 per telephonic meeting, subject to a cap of $500 per year for all telephonic meetings. The Fund also pays each Manager (whether or not such person is an "affiliated person" of the Fund or the Advisor) for all reasonable out-of-pocket expenses of such Manager incurred in attending each such meeting.

         In the table above: "NIHC" is a private real estate investment trust; "NIC" is a publicly traded real estate investment trust; "Capstead Mortgage Corporation" is a publicly traded real estate investment trust; "Liberty Partners" is an investment partnership; and "Italfondiario" is an Italian loan servicing company.

         18.2 See Item 18.1.

         18.3 Not Applicable.

         18.4 Not Applicable.

         18.5 The Fund has established an Audit Committee, comprised of all of the independent Managers of the Fund. Currently, Robert H. Gidel is the only member of the Audit Committee. The Audit Committee is charged with providing informed, vigilant and effective oversight of the Fund's financial reporting process and the internal controls which protect the integrity of the reporting process. The Audit Committee had its initial meeting in February, 2003.

         18.6 During the two most recently completed calendar years, Robert H. Gidel has served as a trustee, director or manager of two other registered investment companies managed by the Advisor or an affiliate of the Advisor:
Fortress Registered Investment Trust and Fortress Investment Trust II.

         18.7 Not Applicable.

         18.8 Not Applicable.

         18.9 Not Applicable.

         18.10 Not Applicable.

         18.11 Not Applicable.

         18.12 Not Applicable.

         18.13 The Board of Managers approved Section 6.1 of the Agreement whereby the Advisor is to perform investment advisory services to the Fund after reviewing performance data and personnel data regarding the Advisor and after considering the Fund's investment objectives and policies in light of such data, including the expected expenses of the Fund. Such consideration by the Board of Managers also included a review by the Board of Managers of
Section 6.1 of the Agreement (including the fees to be paid to the Advisor under such Section), a comparison of the fee to be charged to the Fund by the Advisor to fees charged by other investment advisors to funds with comparable investment objectives (including the fee charged by the Advisor to other funds it manages) and a memorandum prepared by counsel to the Fund outlining the statutory requirements and standard of liability for approval of investment advisory contracts under the 1940 Act. The Board of Managers concluded that the fee to be charged to the Fund by the Advisor under the Agreement was acceptable and in the best interests of the Fund and the holders of the Shares and Preferred Interests.

         18.14 Compensation Table.

         Because the Fund has not completed its first full year since its organization, the following information is provided for the Fund's current fiscal year, based upon estimates of future payments to be made pursuant to existing agreements or understandings.

         -------------------------------------------------------------------------------------------
         Name of Person,     Aggregate          Pension or       Estimated        Total
         Position            Compensation       Retirement       Annual           Compensation
                             from Fund          Benefits         Benefits Upon    from Fund and
                                                Accrued as       Retirement       Fund Complex
                                                Part of Fund                      Paid to Director
                                                Expenses
         -------------------------------------------------------------------------------------------
         Robert H. Gidel,    $19,000            0                0                $48,000
         Manager
         -------------------------------------------------------------------------------------------


         18.15 The Fund and the Advisor have adopted a Consolidated Code of Ethics (the "Code of Ethics") in accordance with Rule 17j-1 of the 1940 Act. Persons subject to the Code of Ethics are permitted to purchase securities, but such persons are not permitted to purchase or sell, directly or indirectly, any security in which such person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership interest and which to such person's actual knowledge at the time of such purchase or sale, is being considered for purchase or sale or being purchased or sold by the Fund, the Advisor or certain other affiliated companies. Persons subject to the Code of Ethics may not participate in securities transactions on a joint basis with the Fund, the Advisor or certain affiliates of the Fund. Persons subject to the Code of Ethics may not participate in initial public offerings or in private placements of securities unless cleared to do so by the Compliance Officer of the Fund or the Advisor, as appropriate.

         The Code of Ethics can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. The Code of Ethics is also available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov. Copies of the Code of Ethics may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

ITEM 19. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         19.1

                  Howard Hughes Medical Institute
                  4000 Jones Bridge Road
                  Chevy Chase, Maryland  20815
                  Jurisdiction of Formation or Incorporation: Delaware 41.2% of the Shares

                  Weyerhaeuser Company Master Retirement Trust
                  c/o Morgan Stanley Investments LP
                  One Tower Bridge
                  100 Front Street
                  Suite 1100
                  West Conshohocken, Pennsylvania  19428-2881
                  Jurisdiction of Formation or Incorporation: New York 39.2% of the Shares

         The investment advisor to each of the entities listed above in this
Item 19.1 is Morgan Stanley Investments LP. As a result of acting as investment advisor for these entities, Morgan Stanley Investments LP may be considered a control person for purposes of this Item 19.1. Morgan Stanley Investments LP is located at One Tower Road, 100 Front Street, Suite 1100, West Conshohocken, Pennsylvania 19428-2881.

19.2     See Item 19.1.

         19.3 The officers and Managers as a group own less than 1% of the equity securities of the Fund.

ITEM 20.   INVESTMENT ADVISORY AND OTHER SERVICES

         20.1-20.6 See Item 9 - Management.

         20.7 The Fund's independent auditors are Ernst & Young LLP, Five Times Square, New York, New York 10036. Ernst & Young LLP audits the Fund.

         20.8 Not Applicable.

ITEM 21. BROKERAGE ALLOCATION AND OTHER PRACTICES

         21.1 See Item 9 - Management, above. From time to time, one or more of the investment companies or accounts which the Advisor manages may own the same investments as the Fund. Investment decisions for the Fund are made independently from those of such other investment companies or accounts; however, from time to time, the same investment decision may be made for more than one company or account. Subject to the foregoing, when two or more investment companies or accounts managed by the Advisor or its affiliates seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Advisor in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution for the Fund.

         The Advisor will, subject to the investment limitations and restrictions set forth herein, make all decisions to buy and sell securities for the Fund, will select dealers to effect transactions, will negotiate prices, and will effect securities transactions in a manner deemed fair and reasonable to the shareholders of the Fund and not according to any formula. The Advisor's primary considerations in selecting the manner of executing securities transactions for the Fund will be prompt execution of orders, the size and breadth of the market for the security, the reliability, integrity and financial condition and execution capability of the firm, the size of and difficulty in executing the order, and the best net price.

         There are many instances when, in the judgment of the Advisor, more than one firm can offer comparable execution services. In selecting among such firms, consideration is given to those firms which supply research and other services in addition to execution services. However, it is not the policy of the Advisor, absent special circumstances, to pay higher commissions to a firm because it has supplied such services. The Advisor is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving such information from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by the Advisor, and does not reduce the Advisor's normal research activities in rendering investment advice under the Agreement. It is possible that the Advisor's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

         Although the Agreement contains no restrictions on portfolio turnover, it is not the Fund's policy to engage in transactions with the objective of seeking profits from short-term trading. It is expected that the annual portfolio turnover rate of the Fund will not exceed 400% excluding securities having a maturity of one year or less. Because it is difficult to predict accurately portfolio turnover rates, actual turnover may be higher or lower. Higher portfolio turnover results in increased Fund expenses, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on the reinvestment in other securities.

         21.2 Not Applicable.

         21.3 See response to Item 21.1.

         21.4 Not Applicable.

         21.5 Not Applicable.

ITEM 22. TAX STATUS

         The following is a summary of the material U.S. Federal income tax consequences relating to the purchase, ownership and disposition of Shares or Preferred Interests in the Fund. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), rules and regulations promulgated thereunder, published rulings and court decisions, all as in effect on the date of this Registration Statement. The discussion does not describe all of the U.S. Federal income tax consequences that may be relevant to a particular investor in view of such investor's particular circumstance and, except as otherwise directed, is not directed to individuals, closely-held corporations, foreign persons, insurance companies and entities or other persons generally exempt from U.S. federal income taxation. No advance rulings have been or will be sought from the Internal Revenue Service (the "Service") regarding any matter related to the Fund. ACCORDINGLY, PROSPECTIVE INVESTORS ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES TO THEM OF ACQUIRING, HOLDING AND DISPOSING SHARES, INCLUDING THE APPLICATION OF THE ALTERNATIVE MINIMUM TAX.

         Taxation of the Fund. The Fund will elect to be treated as a partnership and not as an association taxable as a corporation for U.S. Federal income tax purposes.

         Publicly-Traded Partnership. Under current U.S. federal income tax law, a partnership that constitutes a "publicly-traded partnership" may be taxed as a corporation in certain circumstances generally depending upon the nature of its income. Pursuant to Treasury regulations, a partnership will not be treated as a publicly traded partnership if its interests are not (a) traded on an established security market or (b) readily tradeable on a secondary market (or the substantial equivalent thereof). Shares and Preferred Interests in the Fund will not be listed on any securities exchange. In addition, due to restrictions on transfers and redemptions, no secondary market will exist for the units. Accordingly, the Fund expects that it will not be treated as a publicly-traded partnership and will use its best efforts to conduct its affairs so that it will not be so treated.

         Taxation of Holders on Fund Profits and Losses. As a partnership, the Fund generally will not itself be subject to U.S. Federal income tax. Rather, each holder in computing its Federal income tax liability for a taxable year will be required to take into account its allocable share of all items of Fund income, gain, loss, deduction and credit for the taxable year of the Fund ending within or with the taxable year of such holder, regardless of whether such holder has received any distributions from the Fund. The Fund will make distributions of cash to its holders. If a holder's allocable share of Fund taxable income exceeds cash distributions to such holder for any taxable year, such income would pass through to the holders without any corresponding distribution. Such accruals will constitute taxable income to the holder and will increase such holder's basis in its interest in the Fund. If cash is subsequently received and distributed by the Fund in respect of such accruals, no additional income would be recognized. The characterization of an item of profit or loss usually will be determined at the Fund (rather than at the holder) level.

         Allocation of Fund Profits and Losses. For U.S. federal income tax purposes, a holder's allocable share of items of Fund income, gain, loss, deduction and credit will be determined by the Agreement provided such allocations either have "substantial economic effect" or are determined to be in accordance with the holders' units in the Fund. If the allocations provided by the Agreement were successfully challenged by the Service, the redetermination of the allocations to a particular holder for U.S. federal income tax purposes could be less favorable than the allocations set forth in the Agreement.

         The maximum ordinary income tax rate for corporate taxpayers is currently 35%.

         Adjusted Tax Basis for Fund Interest. A holder's adjusted tax basis for its Shares or Preferred Interests will be equal to the amount of its initial capital contributions and will be increased by (a) any additional capital contributions made by such holder and (b) the sum of such holder's allocable share of (i) items of Fund taxable income and gain and (ii) liabilities of the Fund. A holder's adjusted tax basis will be decreased, but not below zero, by the holder's allocable share of (a) items of Fund deductions and losses and (b) by the amount of any cash distributions by the Fund or the amount of the basis of any property, other than cash, distributed by the Fund and constructive distributions resulting from a reduction in such holder's share of liabilities of the Fund, if any. In certain situations, the distribution of marketable securities by the Fund may be treated as a cash distribution equal to the fair market value of the marketable securities. A distribution of marketable securities will not, however, be treated as a cash distribution if the Fund constitutes an "investment partnership" and the distribution is made to an eligible partner. Although not free from doubt, the Shares and the Preferred Interets should constitute an investment partnership for this purpose and, therefore, any distributions of marketable securities to the holders should not be treated as cash distributions for U.S. Federal income tax purposes.

         If the recognition of a holder's allocable share of Fund losses would reduce its adjusted tax basis for its Shares or Preferred Interests below zero, the recognition of such losses by such holder would be deferred until such time as the recognition of such losses would not reduce such holder's basis below zero. If a holder receives a cash distribution (or constructive cash distribution, as described above) in an amount that exceeds such holder's adjusted tax basis in its Shares, such holder would be required to recognize taxable income to the extent of that excess. Any such income recognized would be treated as gain from the sale or exchange of its shares. In general, and subject to the discussion below with respect to the possible application of
Section 751 of the Code, if a holder is not a "dealer" with respect to its Shares or Preferred Interests and has held its Shares or Preferred Interests for more than one year, any such gain would be long-term capital gain.

         Sales and Liquidation. A sale or liquidation of all or part of a holder's Shares or Preferred Interests will result in the recognition of gain or loss in an amount equal to the difference, if any, between the amount realized on the sale or the cash distributions received upon the liquidation (including any deemed cash distributions from the Fund, as described above) and the holder's adjusted tax basis for its Shares or Preferred Interests. Such holder's adjusted tax basis will be adjusted for this purpose by its allocable share of the Fund's income or loss for the year of such sale or liquidation. Any gain or loss recognized with respect to such a sale or liquidation generally will be treated as capital gain or loss and will be long-term capital gain or loss if the units have been held for more than one year. To the extent that the proceeds of the sale or liquidation are attributable to such holder's allocable share of the Fund's "unrealized receivables" or "substantially appreciated inventory," as defined in Section 751 of the Code, any gain will be treated as ordinary income.

         Unrelated Business Taxable Income. Special tax considerations apply to holders that are exempt from U.S. federal income taxation under Section 501 of the Code. Generally, such holders are not subject to U.S. federal income taxation on passive investment income such as dividends, interest and capital gains. This general exemption, however, does not apply to "un-related business taxable income" ("UBTI") which includes income or gain derived from a trade or business, the conduct of which is substantially unrelated to the exercise or performance of the holder's exempt purpose. UBTI also includes "unrelated debt-financed income," which generally consists of
(i) income derived by an exempt holder from income-producing property with respect to which there is "acquisition indebtedness" at any time during the taxable year, and (ii) gain derived by the exempt holder from the disposition of property with respect to which there is "acquisition indebtedness" at any time during the twelve-month period ending with the date of such disposition. Accordingly, although not currently anticipated, if the Fund incurs any indebtedness to acquire income-producing property, an exempt holder will be subject to U.S. federal income taxation on its allocable share of income from such property. In addition, an exempt holder will be subject to U.S. federal income taxation on any gain recognized from the disposition of its Shares if the holder incurred indebtedness to acquire such Shares during the twelve-month period ending with the date of disposition.

         Limitation on Deductibility of Capital Losses. A holder may be restricted from currently taking into account for U.S. Federal income tax purposes (i) its allocable share of any Fund Capital losses and (ii) any Capital losses recognized by the holder upon the disposition of any Shares. Capital losses generally are deductible by corporations only to the extent of capital gains for the taxable year. Corporations may carry capital losses back three years and forward five years.

         Tax Audits. Under the Code, adjustments in tax liability with respect to Fund items generally will be made at the Fund level in a single proceeding rather than in separate proceedings with each holder. The Advisor will represent the Fund as its "tax matters partner" during any audit and in any dispute with the Service. Each holder will be informed by the Advisor of the commencement of an audit of the Fund. In general, the Advisor may enter into a settlement agreement with the Service on behalf of, and binding upon, the holders. Prior to settlement, however, a holder may file a statement with the Service providing that the Advisor does not have authority to settle on behalf of such holder.

         If adjustments are made to items of Fund income, gain, loss, deduction or credit as the result of an audit of the Fund, the tax returns of the holders may be reviewed by the Service, which could result in adjustments of non-Fund items as well as Fund items.

ITEM 23.   FINANCIAL STATEMENTS

         The Fund incorporates by reference the information contained in its annual report to investors on Form N-SAR, filed with the Securities and Exchange Commission on March 3, 2003. The Fund will furnish, without charge, a copy of such information upon request to Randal A. Nardone, Fortress Pinnacle Investment Fund LLC, 1251 Avenue of the Americas, 16th Floor, New York, NY 10020, (212) 798-6100.


                                    PART C

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

         24.1 FINANCIAL STATEMENTS:

         The Fund incorporates by reference the information contained in its annual report to investors on Form N-SAR, filed with the Securities and Exchange Commission on March 3, 2003.

         24.2 EXHIBITS:

         (a) Limited Liability Company Agreement of the Fund dated October 8,
2002

         (b) None

         (c) None

         (d) Certificate of Designation of the Preferred Interests dated October 8, 2002

         (e) None

         (f) None

         (g) See Section 6.1 of the Limited Liability Company Agreement of the Fund attached hereto as Exhibit A.

         (h) Not applicable

         (i) None

         (j) Custodian Contract between the Fund and JPMorgan Chase Bank

         (k) None

         (l) Not applicable

         (m) None

         (n) Not applicable

         (o) Not applicable

         (p) Form of Subscription Agreement of the Fund

         (q) None

         (r) Consolidated Code of Ethics of Fortress Registered Investment Trust, Fortress Investment Trust II, Fortress Brookdale Investment Fund LLC, the Fund and the Advisor dated August 16, 2000 as amended through October 8, 2002

ITEM 25.  MARKETING ARRANGEMENTS

         None.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

         Not applicable.

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         None.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

         As of March 27, 2003, the number of record holders of each class of securities of the Fund was as follows:


Title of Class                                    Number of Record Holders
--------------                                    ------------------------
Shares                                                        4
Preferred Interests                                         101

ITEM 29.  INDEMNIFICATION

         29.1 The Agreement provides that, none of the Advisor, any Manager, any officer or any of their respective affiliates, shareholders, partners, officers, directors, members, employees, agents and representatives (each an "Indemnified Person") shall have any liability, responsibility or accountability in damages or otherwise to any Member or the Fund for, and the Fund agrees, to the fullest extent permitted by law, to indemnify, pay, protect and hold harmless each Indemnified Person from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all reasonable costs and expenses of attorneys, defense, appeal and settlement of any and all suits, actions or proceedings instituted or threatened against the Indemnified Persons or the
Fund) and all costs of investigation in connection therewith which may be imposed on, incurred by, or asserted against the Indemnified Persons or the Fund in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Fund, on the part of the Indemnified Persons when acting on behalf of the Fund or otherwise in connection with the business or affairs of the Fund or any portfolio investment, or on the part of any brokers or agents when acting on behalf of the Fund or any portfolio investment (collectively, the "Indemnified Liabilities") and the Indemnified Person shall not be released from such Indemnified Person's willful misfeasance, bad faith or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of his, her or its obligations and duties. These indemnification rights provided for in the Agreement shall survive the termination of the Fund or the Agreement except that no claim may be asserted by any Indemnified Person against any indemnitor after the third anniversary of the termination of the Fund unless written notice of such claim shall have been provided to the indemnitor prior to the third anniversary date. Any indemnification rights provided for in the Agreement shall be retained by any removed, resigned or withdrawn investment advisor, Manager or officer and its constituent Indemnified Persons. Any indemnification rights provided for in the Agreement shall also be retained by any person who has acted in the capacity of officer, director, partner, employee, agent, stockholder or affiliate of an Indemnified Person after such persons shall have ceased to hold such positions.

ITEM 30.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         30.1 For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the Advisor, reference is made to the Advisor's current Form ADV, and incorporated herein by reference upon filing.

ITEM 31.   LOCATION OF ACCOUNTS AND RECORDS

         The accounts and records of the Fund are maintained in part at the office of the Advisor at 1251 Avenue of the Americas, 16th Floor, New York, New York 10020, and in part at the offices of the Custodian with offices at 270 Park Avenue, New York, NY 10018.

ITEM 32.   MANAGEMENT SERVICES

         Except as described above in Item 9 - Management, the Fund is not a party to any management-related service contract.

ITEM 33.  UNDERTAKINGS

         Not Applicable.

                                  SIGNATURES

         Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, as of the 31st day of March, 2003.

                                     FORTRESS PINNACLE INVESTMENT FUND LLC
                                     (Registrant)



                                     /s/ Wesley R. Edens
                                     ---------------------------------------
                                     Wesley R. Edens
                                     Chief Executive Officer

                       SCHEDULE OF EXHIBITS TO FORM N-2



Exhibit Number                             Exhibit
--------------                             -------
Exhibit A               Limited Liability Company Agreement of the Fund dated
                        October 8, 2002

Exhibit D               Certificate of Designation of the Preferred
                        Interests dated October 8, 2002

Exhibit G               Investment Advisory Agreement.  See Section 6.1 of the
                        Limited Liability Company Agreement of the Fund attached hereto as Exhibit A

Exhibit J               Custodian Contract between the Fund and JPMorgan Chase
                        Bank

Exhibit P               Form of Subscription Agreement of the Fund

Exhibit R               Consolidated Code of Ethics of Fortress Registered
                        Investment Trust, Fortress Investment Trust II,
                        Fortress Brookdale Investment Fund LLC, the Fund and the Advisor dated August 16, 2000 as amended through October 8, 2002